                                                                  EXHIBIT 10.21

VERIO
                              Pacific Headquarters
                          1777 Botelho Drive, Suite 130
                             Walnut Creek, CA 94596
                                 October 6, 1999


Verio                                          ValueClick
345 East Middlefield Rd.                       6450 Via Real
Mountain View, CA 94043                        Carpinteria, CA 93014-5008
(650) 944-8253                                 (805) 684-6060
(650) 966-9090                                 (805) 566-0190

Stacy D'Amico                                  John Schwenk

                             VERIO INTERNET SERVICES

Service Description        No.      Pricing  Monthly          One-Time   Product Code        Site
-------------------------------------------------------------------------------------------------------------------
Verio Co-Location          1        Manual   $15,000.00       $0.00      VERIO-OOR-COLO        1
None                       1        Auto                                                       1
None                       1        Auto                                                       1
None                       1        Auto                                                       1
None                       1        Auto                                                       1
4 racks at $250 per                          $ 1,000.00
Boca-Raton

     Total Vario Internet Services           $16,000.00       $0.00

                             VERIO NETWORKING EQUIPMENT

Item Description           No.      Service Cost              Total    Hardware Order Code          Site
-------------------------------------------------------------------------------------------------------------------
None                       1                                                                         1
None                       1                                                                         1
None                       1                                                                         1
None                       1                                                                         1
None                       1                                                                         1
None                       1                                                                         1

                           Total Vario Networking Equipment

FEATURES OF THE SELECTED VARIO INTERNET SERVICES                       IP ITEM
Verio Co-Location (out-of-region features may vary, see comments)          1
                                                                           2
                                                                           3
                                                                           4
                                                                           5

                      ASSOCIATED TELCO SERVICES REQUIRED

Site     Telco Connectivity Service  No     Carrier  Monthly  One-Time   Verio Pop        NPA/nxx
-------------------------------------------------------------------------------------------------------------------
1        Ethernet X-Connect          1                $0.00    $0.00                      None
1        None                                                                             None
1        None                                                                             None
1        None                                                                             None
1        None                                                                             None
                  TOTAL TELCO SERVICES               $0.00    $0.00

VERIO
                              Pacific Headquarters
                          1777 Botelho Drive, Suite 130
                             Walnut Creek, CA 94596
                                 October 6, 1999

Verio                                          ValueClick
345 East Middlefield Rd.                       6450 Via Real
Mountain View, CA 94043                        Carpinteria, CA 93014-5008
Stacy D'Amico                                  John Schwenk

            SUMMARY PRICING FOR SELECTED VERIO SERVICES AND PRODUCTS

Service Description                 Monthly          One-Time    Comments
Verio Total Internet Charges        $16,000.00       $0.00
Total Telco Charges
Total Network Equipment
Other Charges or Credits (VERIO)
Other Charges or Credits                                                                Tax%
Tax                                                                                     8.25%
                           Totals   $16,000.00       $0.00

                            TERMS AND CONDITIONS
This quote for Verio services and products is valid for 30 days (promotions may expire earlier). After 30 days, this quote may be honored by Verio at its sole discretion. To accept this quote and order the services and/or products represented here, you must sign this quote, choose a payment method, and return this document to Verio or one of its authorized agents. Signature indicates acceptance of Verio's "ACCESS SERVICE AGREEMENT TERMS AND CONDITIONS" (attached) , as well as the pricing, products, and services indicated on this quote. Telephone company pricing included in this quote is believed to be accurate, but is not guaranteed by Verio.

/s/ JOHN SCHWENK                                                        [ILLEGIBLE]
----------------------------                                           -----------------------------
Signature                                   Accepted For:              Title of Representative

John Schwenk                                                           June 8, 1999

                                             ValueClick
                                           6450 Via Real
                                      Carpinteria, CA 93014-5008
Contract Term: 1 year

                   ADDITIONAL COMMENTS OR SPECIAL CONDITIONS
Verio commits to installing an OC-3 within 90 days in the Boca-Raton, Florida facility. Pricing per Mbps is based upon the attached Proposed Solution. Verio commits to installing a DS-3 in the Boca Raton facility within 30 days.

Please sign this agreement after reading the terms and conditions and additional stipulations below:

    1. Set-up includes installation fees and associated set-up and configuration of equipment
    2. Any interruption in any Service(s) that is caused by the malfunction or interruption of any telecommunications services or facility (including but not limited to cables and fiber optic lines) order by Verio on behalf of Customer or purchased directly by Customer in connection with Service(s) will not be deemed a breach of Verio's obligations under this Agreement.
    3. Verio is acting only as a reseller of the hardware and software offered under this Agreement, which was manufactured by a third-party "Manufacturer." Verio shall niot be responsible for any changes in services that cause hardware or software to become obsolete, require modification or alteration, or otherwise affect the performance of the Services. Any malfunction or manufacturer's defects of equipment either sold or provided by VERIO to Customer, or purchased directly by Customer in connection with the Service(s) will not be deemed a breach of Verio's obligations under this Agreement. Customer shall use its best efforts to protect and keep confidential all intellectual property provided by VERIO to Customer through any hardware or software and shall make no attempt to copy, alter, reverse-engineer, or tamper with such intellectual property, or to use it other than in connection with the Services. Prices do not include the cost of shipping and handling of equipment.
    4. Customer may incur early termination charges from the Telephone Company in the event services are cancelled prior to completion of contract terms.

VERIO
                                   ValueClick
                                  6450 Via Real
                           Carpinteria, CA 93014-5008
                                  John Schwenk

Phone:   (805)684-6060                                      Fax:(805)566-0190


                                 IP INFORMATION:
The InterNIC requires that Verio provide complete justification for any IP numbers that are allocated to Verio customers. The information below must be completed to receive IP numbers from Verio.

                Number of hosts (devices needing an IP #) on your network currently:  40
                                         Number of hosts added with this connection:  30
                        Number of total hosts anticipated within the next 12 months:  45
                        Number of total hosts anticipated within the next 24 months: 100
                              Quantity of IP Numbers requested with this connection:  32
                          IP numbers allocated (to be completed by Verio personnel):

                             DOMAIN NAME INFORMATION:

Customer (has/requests/does not have) a domain name:  HAS

Enter the current domain name to the right:           VALUECLICK.COM

Which ISP currently does DNS for this domain name?:



You will continue to be billed for your Domain Name maintenance by Network Solutions.

                   Please attach a network diagram to this form.

                 VERIO CUSTOMER LOCATION AND BILLING INFORMATION

                           SERVICE ADDRESS 1         IP SERVICE                 SERVICE DESCRIPTION


Company Name:              ValueClick                         TECH CONTACT
Address:                   6450 Via Real                      E-MAIL
City, State, Zip:          Carpinteria, CA 93014-5008         PHONE
Customer Contact:          John Schwenk                       Page
Customer Phone:            805-684-6060                       SVC PHONE #
Customer Fax:              805-566-0190                       JACK/MPOE
Customer E-Mail:

                           SERVICE ADDRESS 2         IP SERVICE                 SERVICE DESCRIPTION


Company Name:                                                 TECH CONTACT
Address:                                                      E-MAIL
City, State, Zip:                                             PHONE
Customer Contact:                                             Page
Customer Phone:                                               SVC PHONE #
Customer Fax:                                                 JACK/MPOE
Customer E-Mail:

                           SERVICE ADDRESS 3         IP SERVICE                 SERVICE DESCRIPTION


Company Name:                                                 TECH CONTACT
Address:                                                      E-MAIL
City, State, Zip:                                             PHONE
Customer Contact:                                             Page
Customer Phone:                                               SVC PHONE #
Customer Fax:                                                 JACK/MPOE
Customer E-Mail:

                           SERVICE ADDRESS 4         IP SERVICE                 SERVICE DESCRIPTION


Company Name:                                                 TECH CONTACT
Address:                                                      E-MAIL
City, State, Zip:                                             PHONE
Customer Contact:                                             Page
Customer Phone:                                               SVC PHONE #
Customer Fax:                                                 JACK/MPOE
Customer E-Mail:

Payment Option (Visa/AMEX/MC/Corporate PO/Check/Other)                    Check

Make Check Payable to Verio, Inc.  Acct# ____________________________________


                                BILLING ADDRESS:


               ValueClick
               6450 Via Real
               Carpinteria, CA 93014-5008
               Contact: John Schwwenk       (805) 684-6060/(805)566-0190

                                                                          VERIO

1. This agreement applies to the purchase of all services (collectively, the "Services") ordered by Customer under this Agreement.

2. Customer shall pay the fees and other charges for each Service as provided in this Agreement. VERIO reserves the right to change rates by notifying the customer sixty (60) days in advance of the effective date of the change; provided that VERIO shall not change rates during the term of any Term Commitment. Billing for Services will commence when a VERIO hub and a telephone circuit/line are prepared to route IP packets to Customer's location. Service charges shall be incvoiced monthly, and payment shall be due on the date specified in the invoice ("Due Date"). Set-up and equipment charges shall be invoiced upon acceptance of this Agreement by VERIO. Customer will pay a late payment charge equal to 1.5% (or the highest amount permitted by law, whichever is lower) per month or portion thereof on the outstanding balance of any invoice remaining unpaid thirty (30) days after the Due Date. Accounts unpaid thirty (30) days after the Due Date may have service suspended or terminated. Such suspenison or termination shall not relieve Customer of its obligation to pay the monthly fee. Customer agrees to pay VERIO its reasonable expanses, including attorney's fees and collection agency fees, incurred in enforcing its rights under this Agreement. Customer shall pay all federal, state, and local state taxes assessed with respect to the Services and the sale of equipment to Customer, except that taxesbased on VERIO's net income shall be the responsibility of VERIO.

3. This Agreement will be automatically renewed on a month-to-month basis at the end of the Term Commitment unless Customer provides ninety (90) days written notice to VERIO of termination of this Agreement. In the event of early cancellation of a Term Commitment, Customer will be required to pay 75% of VERIO's standard monthly charge for each month remaining in the Term Commitment.

4. Customer shall at all times adhere to the VERIO Acceptable Use Policy at http://www.verio.net/isite/policy.html, as amended from time-to-time by VERIO effective upon posting of the revised policy at the URL. Notwithstanding anything to the contrary contained herein, VERIO may immediately take corrective action, including disconnection or discontinuance of any and all Services, or terminate this Agreement in the event of notice of possible violation by Customer of the VERIO Acceptable Use Policy.

5. VERIO exercises no control over, and accepts no responsibility for, the content of the information passing through VERIO's host computers, network hubs, and points of presence (the "VERIO Network"). VERIO MAKES NO WARRENTIES OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT FOR THE SERVICES OR ANY EQUIPMENT VERIO PROVIDES. NEITHER VERIO, ITS EMPLOYEES, AFFILIATES, AGENTS, THIRD-PARTY INFORMATION PROVIDERS, MERCHANTS, LICENSORS OR THE LIKE, WARRANT THAT THE SERVICES WILL NOT BE INTERRUPTED ERROR FREE; NOR DO ANY OF THEM MAKE ANY WARRANTY AS TO THE RESULTS THAT MAY BE OBTAINED FROM THE USE OF THE SERVICES OR AS TO THE ACCURACY, RELIABILITY OR CONTENT OF ANY INFORMATION SERVICED OR MERCHANDISE CONTAINED IN OR PROVIDED THROUGH THE SERVICES. VERIO IS NOT LIABLE FOR THE CONTENT O FANY DATA TRANSFERRED WHETHER TO OR FROM CUSTOMER OR STORED BY CUSTOMER OR ANY OF ITS CUSTOMERS VIA THE SERVICE(S) PROVIDED BY VERIO.

6. Customer will indemnify, save harmless, and defend VERIO and all employees, officers, directors and agents of VERIO (collectively "indemnified parties") from and against any and all claims, damages, losses, liabilities, suits, actions, demands, proceedings (whether legal or administrative) and expenses (including but not limited to reasonable attorney's fees) threatened, asserted, or filed by a third party against any of the indemnified parties arising out of or relasting to the use of the Services, including any violation of the VERIO Acceptable Use Policy.

7. IN NO EVENT SHALL VERIO BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES, OR LOSS OF PROFITS, REVENUE, DATA OR USE, BY CUSTOMER OR ANY THIRD PARTY, WHETHER IN AN ACTION IN CONTRACT OR TORT OR STRICT LIABILITY OR OTHER LEGAL THEORY, EVEN IF VERIO HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. In no event will VERIO's liability for any damages, losses and causes of actions whether in contract or tort (including negligence or otherwise) exceed the actual dollar amount paid by Customer for the Service which gave rise to such damages, losses and causes of actions during the 12-month period prior to the date the damage or loss occurred or the cause of the action arose. VERIO shall not be liable for failure or delay in performing its obligations hereunder if such failure or delay is due to circumstances beyond its reasonable control, including, without limitation, acts of any governmental body, war, insurrection, sabotage, embargo, fire, flood, strike or other labor disturbance, interruption or delay in telecommunications services or inability to obtain raw materials, supplies, or power used in or equipment needed for provision of the Services.

8. The validity, interpretationm enforceability, and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of Colorado. This Agreement may not be amended except upon written consent of the parties; provided that the VERIO Acceptable Use Policy may be amended form time-to-time by VERIO. No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power provided herein or by law or in equity. The waiver by any party of the time for performance of any act or condition hereunder shall not constitute a waiver of the act or condition itself. This Agreement shall be binding upon and inure to the benefit of the parties and successors, and assigns. Customer may not assign this Agreement without the prior consent of VERIO. If any provision of this Agreement without the prior written consent of VERIO. If any provision of this Agreement shall be held by a court of competent jurisdiction to be invalid, unenforceable, or void, the remainder of this Agreement shall remain in full force and effect.

* This Agreement supercedes all previous representations, understandings or agreements and shall prevail notwithstanding any variance with the terms and conditions of any order submitted. Acceptance of this Agreement by VERIO may be subject, in VERIO's absolute discretion, to satisfactory completion of a credit check. Activation of service shall indicate VERIO's acceptance of this Agreement. Use of the VERIO Network constitutes acceptanxce of this agreement.

-------------------------------------------------------------------------------
                               PROPOSED SOLUTION
-------------------------------------------------------------------------------

Internet Co-Location Requirements                           Verio Monthly Recurring Fee
0 - 20 Mbps                                                         $750/Mbps
21 - 30                                                             $700/Mbps
31 - 40                                                             $650/Mbps
Standard 19" rack in cage or cabinets                               $250/rack
Boca Raton facility, Mountain View, or Los Angeles

Samples of outbound and inbound traffic are taken on 5-minute intervals over a 24-hour period. These samples are compiled for the month, and the customer is billed on the 95th percentile of the highest group of samples (inbound or outbound). Pricing is based on a one-year contract.

ON-SITE CO-LOCATION FACILITY:
-   IP Addresses
-   Secure Card Key Facility Access 24 x 7
-   Private Cage or Cabinet
-   Primary DNS
-   Back-up diesel generators
-   Back-up Air Conditioning units
-   24 x 7 Network Operations Center Monitoring and Support and Maintenance
-   System reboots
-   On-site support - menu of services to follow


Agreed



X_________________________________               Date_________________________



Title______________________________

                SERVICE LEVEL AGREEMENT: AVAILABILITY GUARANTEE


Verio guarantees to have the Verio available to the Client for 99.9% of the time. Verio will credit Client's account if Verio fails to meet this availability guarantee during any given calendar month. "Network Unavailability" consists of the number of minutes that the Verio network is not available to the Client, but does not include unavailability continuing for an hour of less which Client fails to report to Verio within 3 business days.

Client shall not receive any credit if Network Unavailability is:

         (a) caused by Client's applications, equipment or facilities;
         (b) caused by negligence, willful misconduct, or the use of the Verio services in breach of Verio's Terms and Conditions and Acceptable Use Policy, by Client or others authorized by Client;
         (c) due to a failure of power, facilities, equipment, applications, systems or connections not provided by Verio;
         (d) caused by the failure of access circuits to Verio's network, unless such failure is solely caused by Verio;
         (e) a result of scheduled Verio maintenance;
         (f) associated with DNS issues outside the direct control of Verio;
         (g) a result of other National networks/exchanges that adversely affect the ability to pass IP traffic on the Internet as a whole; or
         (h) for any reason beyond the control of Verio.

In the event that Verio's Network Availability is less than 99.9% uptime in any calendar month, Verio will provide a credit on its IP charges to Client. For every hour, or fraction thereof, of Network unavailability as defined above, a credit for one day's pro-rated service will be applied to the next monthly invoice. This amount shall not exceed 7 day's credit for any outage(s) during any single 24-hour period. Total credits for any outage(s) in any calendar month will not exceed the amount of the client's regular monthly bill for IP services.

                               LATENCY GUARANTEE

Verio will guarantee the latency for average round-trip transmission times between Verio designated backbone routers located in California and the East Coast. "Average Latency" is defined as the average of samples taken between the specified backbone routers during a calendar month. In the event that the Average Latency exceeds 100 milliseconds during a calendar month, Verio will provide a credit on its IP charges for one day's pro-rated service on the next monthly invoice.